Return Stacked Global Stocks & Bonds ETF

Schedule of Investments

April 30, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 90.6%	Shares	Value
State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF(a)	2,916,090	$254,428,852
Vanguard Total International Stock ETF(a)	2,131,682	177,057,507
		431,486,359

TOTAL EXCHANGE TRADED FUNDS (Cost $382,063,989)		431,486,359

SHORT-TERM INVESTMENTS - 6.6%
Money Market Funds - 6.6%	Shares	Value
First American Government Obligations Fund - Class X, 3.58%(b)	31,537,865	31,537,865

TOTAL SHORT-TERM INVESTMENTS (Cost $31,537,865)		31,537,865

TOTAL INVESTMENTS - 97.2% (Cost $413,601,854)		$463,024,224
Other Assets in Excess of Liabilities - 2.8%		13,578,158
TOTAL NET ASSETS - 100.0%		$476,602,382

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(b)	The rate shown represents the 7-day annualized effective yield as of April 30, 2026.

Return Stacked Global Stocks & Bonds ETF

Schedule of Futures Contracts

April 30, 2026 (Unaudited)

The Return Stacked Global Stocks & Bonds ETF had the following futures contracts outstanding with Phillip Capital, Inc. as of April 30, 2026:

FUTURES CONTRACTS - (1.6)%

Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	133	06/18/2026	$48,170,937	$2,719,346
U.S. Treasury 10 Year Note	1,058	06/18/2026	117,008,188	(2,622,932)
U.S. Treasury 2 Year Note	567	06/30/2026	117,439,875	(998,047)
U.S. Treasury 5 Year Note	1,087	06/30/2026	117,217,665	(1,932,455)
U.S. Treasury Long Bond	1,030	06/18/2026	116,229,062	(4,717,902)
Net Unrealized Appreciation (Depreciation)				$(7,551,990)

Percentages are stated as a percent of net assets.